UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549




                                 FORM 8-K

                              CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 17, 1998



                          CARNIVAL CORPORATION
           (Exact name of registrant as specified in its charter)

Republic of Panama          1-9610                          59-1562976
 (State or other           (Commission File Number)     (I.R.S. Employer
 jurisdiction of                                        Identification No.)
 incorporation)

  3655 N.W. 87th Avenue, Miami, Florida                         33178-2428
    (Address of principal executive offices)                    (zip code)


Registrant's telephone number, including area code:  (305) 599-2600


                              Not applicable
      (Former name or former address, if changed since last report)


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Item 5.   Other Events.

    On December 17, 1998, Carnival Corporation issued a press release (attached hereto as Exhibit 99.1) announcing its results of operations for the fiscal year ended November 30, 1998. The press release is incorporated herein by reference.

Item 7.   Exhibits
         Exhibit No.                    Description of Exhibit

           99.1  --                     Text of Press Release, dated
                                        December 17, 1998.

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 17, 1998

                                           CARNIVAL CORPORATION


                                           By: /s/ Howard S. Frank
                                           Name: Howard S. Frank
                                           Title: Vice Chairman and Chief
                                                  Operating Officer

                             EXHIBIT INDEX
         Exhibit No.                    Description of Exhibit

           99.1  --                     Text of Press Release, dated
                                        December 17, 1998.